BUSINESS COMBINATIONS (Tables)	12 Months Ended
Dec. 31, 2017
BUSINESS COMBINATIONS
Schedule of fair values of the assets acquired and liabilities assumed

	RMB	USD
Consideration:
Cash	208,377	32,027
Less:
Cash	2,737	421
Inventories	53,003	8,146
Other current assets	162,220	24,933
Brand name	116,600	17,921
Other non-current assets	28,419	4,368
Short-term bank loans	(3,500)	(538)
Other current liabilities	(152,882)	(23,498)
Other non-current liabilities	(57,509)	(8,839)
Deferred tax liabilities	(30,264)	(4,651)
Non controlling interests	(91,623)	(14,082)

Goodwill	181,176	27,846

Schedule of pro forma revenue and net loss
	Year ended December 31, 2017
	Pro forma (unaudited)	As reported	As reported
	RMB	RMB	US$
Revenue	20,167,825	19,989,562	3,072,339
Net loss	(1,228,161)	(1,228,060)	(188,749)